     As filed with the Securities and Exchange Commission on March 12, 2003

                                               File Nos. 333-92935 and 811-09729

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                         Post-Effective Amendment No. 20                     [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                                Amendment No. 20                             [X]

                        (Check appropriate box or boxes)

                                iShares(R) Trust
                                ----------------

               (Exact Name of Registrant as Specified in Charter)

                       c/o Investors Bank & Trust Company
                              200 Clarendon Street
                                Boston, MA 02116
                                ----------------

                (Address of Principal Executive Office)(Zip Code)

       Registrant's Telephone Number, including Area Code: (415) 597-2000

                          The Corporation Trust Company
                               1209 Orange Street
                              Wilmington, DE 19801
                     (Name and Address of Agent for Service)

                                 With Copies to:

         W. JOHN MCGUIRE, ESQ.                  RICHARD MORRIS, ESQ.
         MORGAN, LEWIS & BOCKIUS LLP            BARCLAYS GLOBAL INVESTORS; N.A.
         1111 PENNSYLVANIA AVE., NW             45 FREMONT STREET
         WASHINGTON, DC 20004                   SAN FRANCISCO, CA 94105

It is proposed that this filing will become effective (check appropriate box):

[_] Immediately upon filing pursuant to      [_] On (date) pursuant to
       paragraph (b)                               paragraph (b)
[_] 60 days after filing pursuant to         [_] On (date) pursuant to paragraph
       paragraph (a)(1)                            (a)(1)
[X] 75 days after filing pursuant to         [_] On (date) pursuant to paragraph
       paragraph (a)(2)                            (a)(2) of Rule 485
If appropriate, check the following box:

[_] The post-effective amendment designates a new effective date for a previously filed post-effective amendment iShares(R) iShares Trust

     The iShares Trust consists of over 50 separate investment portfolios called funds. The "Fund" described herein seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular bond index compiled by Lehman Brothers. This prospectus relates solely to the iShares Lehman U.S. Aggregate Bond Fund (the "Fund"). Barclays Global Fund Advisors is the advisor to the fund.

     iShares Trust is a registered investment company. The shares of iShares Trust, called "iShares(R)," are listed and traded on national securities exchanges (each, a "Listing Exchange"). Market prices for iShares may be different from their net asset value ("NAV"). The Fund has its own CUSIP number and exchange trading symbol.

     The Fund issues and redeems iShares at NAV only in large blocks, generally of [100,000] iShares or multiples thereof ("Creation Units"). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units.

     Except when aggregated in Creation Units, iShares are not redeemable securities.

     The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                      Prospectus dated _____________, 2003

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective and until after the Securities and Exchange Commission issues an exemptive order relating to such securities. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful.

        Table of Contents
Details on Investing   Introduction ................................................      1
  in iShares

More details about     iShares Lehman U.S. Aggregate Bond Fund .....................      2
    the Fund

                       Investment Objective ........................................      2
                       Principal Investment Strategies .............................      2
                       Description of the Lehman Brothers U.S. Aggregate Index .....      2
                       Representative Sampling .....................................      3
                       Correlation .................................................      3
                       Industry Concentration Policy ...............................      3
                       Principal Risks Factors .....................................      3
                       Passive Investments .........................................      4
                       Lack of Governmental Insurance or Guarantee .................      4
                       Concentration ...............................................      4
                       Performance Information .....................................      4

                       Fees and Expenses ...........................................      5

Details on Management  Management ..................................................      6
  and Operations

                       Investment Advisor ..........................................      6
                       Administrator, Custodian and Transfer Agent .................      6

Details on Buying and  Shareholder Information .....................................      7
  Selling iShares

                       Buying and Selling iShares ..................................      7
                       Book Entry ..................................................      7
                       iShare Prices ...............................................      7
                       Determination of Net Asset Value ............................      7
                       Dividends and Distributions .................................      8
                       Taxes .......................................................      8
                       Taxes on Distributions ......................................      8
                       Taxes when iShares are Sold .................................      8
                       Creations and Redemptions ...................................      8
                       Transaction Fees ............................................      9
                       Possible Claim ..............................................      9

                       Distribution ................................................     10

                       Index Providers .............................................     10

                       Disclaimers .................................................     11

                                                                          page i

Introduction

This Prospectus provides the information you need to make an informed decision about investing in iShares. It contains important facts about the iShares Trust as a whole and the iShares Lehman U.S. Aggregate Bond Fund in particular.

An index is a group of securities that an Index Provider selects as representative of a market, market segment or specific industry sector. The Index Provider determines the relative weightings of the securities in the index and publishes information regarding the market value of the index.

The Fund is an "index fund" which seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index (its "Underlying Index"). The Fund's Underlying Index, the Lehman Brothers U.S. Aggregate Index, was developed by Lehman Brothers ("Lehman Brothers"). Lehman Brothers is a leading global financial firm that serves the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide.

Barclays Global Fund Advisors ("BGFA"), the advisor to the Fund, is a subsidiary of Barclays Global Investors, N.A. ("BGI"). BGFA and its affiliates are not affiliated with Lehman Brothers.

iShares Overview                                                         page 1
iShares Lehman U.S. Aggregate
Bond Fund

CUSIP:
AMEX Trading Symbol:
Underlying Index: Lehman Brothers U.S. Aggregate Index

Investment Objective

The iShares Lehman U.S. Aggregate Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the United States investment grade securities markets as defined by the Lehman Brothers U.S. Aggregate Index (the "Index")*. The Fund's investment objective may be changed without shareholder approval.

Principal Investment Strategies

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the market it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. BGFA does not make any judgments about the investment merit of a particular bond, nor does it attempt to apply any economic, financial or market analysis.

Indexing may eliminate some of the risks of active management, such as poor bond selection. Indexing may also help increase after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund will seek to track the performance of its Underlying Index by investing approximately 90% of its assets in the bonds in its Underlying Index. In addition, the Fund may invest up to 10% of this portion of the Fund's portfolio in bonds not included in its Underlying Index, but which the Adviser believes will help the Fund track its Underlying Index, as well as in certain futures, options and swap contracts, cash and cash equivalents including shares of money market funds affiliated with BGFA. For example, BGFA may invest in securities not included in the Underlying Index in order to reflect prospective changes in the Underlying Index (such as future corporate actions and index reconstitutions, additions and deletions).

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Description of the Lehman Brothers U.S. Aggregate Index: The Index measures the performance of the United States investment grade bond market. As of December 31, 2002, there were 6,978 issues included in the Index.

The Index is market capitalization weighted and includes all of the securities that meet the Index criteria. The Index includes all publicly issued U.S. Government and investment grade securities, including corporate, mortgage pass-through and asset-backed securities, that have at least 1 year remaining to maturity, are non-convertible, are denominated in U.S. dollars, are rated investment grade (Baa3 or better) by Moody's Investors Service, Inc., are fixed rate, taxable and have more than $150 million par outstanding. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes
(TINs), state and local government series bonds (SLGs), coupon issues that have been stripped from assets that are already included in the Index.

-------------
* Lehman Brothers and Lehman Brothers U.S. Aggregate Index are trademarks of Lehman Brothers and have been licensed for use for certain purposes by BGI. The iShares Lehman U.S. Aggregate Bond Fund is not sponsored or endorsed by Lehman Brothers, and Lehman Brothers makes no representations regarding the advisability of investing in iShares.

iShares                                                                   page 2

Also excluded from the Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds.

Representative Sampling: BGFA uses a Representative Sampling strategy to manage the Fund. "Representative Sampling" is investing in a representative sample of bonds in the Lehman Brothers U.S. Aggregate Index, which have a similar investment profile as the Lehman Brothers U.S. Aggregate Index. Bonds selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Lehman Brothers U.S. Aggregate Index. This means the Fund generally will not hold all of the bonds that are included in the Lehman Brothers U.S. Aggregate Index.

Correlation: An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index will vary somewhat due to transaction costs, market impact, corporate actions (such as mergers and spin-offs) and timing variances.

BGFA expects that, over time, the correlation between the Fund's performance and that of the Lehman Brothers U.S. Aggregate Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. Any correlation of less than 100% is called "tracking error." A fund using Representative Sampling can be expected to have a greater tracking error than a fund using Replication. Replication is a strategy in which a fund invests in substantially all of the bonds in its Underlying Index in approximately the same proportions as in the Underlying Index.

Industry Concentration Policy: The Fund will not concentrate its investments (i.e., hold 25% or more of its total assets in the bonds of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that the Index concentrates in the bonds of a particular industry or group of industries. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Principal Risk Factors: The Fund is subject to the principal risks described below. Some or all of these risks may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and/or its ability to meet its objectives.

[X] Market Risk: The Fund's NAV will react to securities markets movements. You could lose money over short periods due to fluctuation in the Fund's NAV in response to market movements, and over longer periods during market downturns.

[X] Trading Risk: While the creation/redemption feature of iShares is designed to make it likely that iShares will trade close to their NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from NAV.

[X] Asset Class Risk: The returns from the types of bonds in which the Fund invests may underperform returns from the various general bond markets or different asset classes. Different types of bonds tend to go through cycles of out-performance and underperformance in comparison to the general securities markets.

[X] Tracking Error Risk: Factors such as the fees and expenses of the Fund, imperfect correlation between the Fund's bonds and those in the Underlying Index, rounding of prices, changes to the Underlying Index and regulatory policies may affect BGFA's ability to achieve close correlation with the Underlying Index of the Fund. The Fund's returns may therefore deviate from those of its Underlying Index.

[X]  Market Trading Risks:

       [X] Absence of Prior Active Market: Although the iShares described in this Prospectus are listed for trading on a Listing Exchange, such as the American Stock Exchange LLC ("AMEX"), there can be no assurance that an active trading market for iShares will develop or be maintained.

       [X] Lack of Market Liquidity: Trading in iShares may be halted because of market conditions or for reasons that, in the view of the Listing Exchange, make trading in iShares inadvisable. In addition, trading in iShares is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of the iShares of any Fund will continue to be met or will remain unchanged.

       [X] iShares May Trade at Prices Other than NAV: iShares may trade at, above or below their NAV. The NAV of iShares will fluctuate with changes in the market value of the Fund's holdings. The trading prices of iShares will fluctuate in accordance with changes in their NAVs as well as market supply and demand. However, given that iShares can be created and

iShares                                                                   page 3
            redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAVs of iShares should not be sustained.

       [X] The price of bonds may fall because of a rise in interest rates, issuer quality considerations and other economic considerations, which generally reduce the price of bonds, even those issued by the U.S. government.

       [X] Prices of bonds may fall in response to economic events or trends. The longer a bond's maturity, the greater the risk that its value may fall in response to economic events or trends.

       [X] The bonds in the Index may underperform equity investments and fixed income indices that track other markets, segments and sectors.

Passive Investments: The Fund is not actively managed. It may be affected by a general decline in the U.S. or foreign market segments relating to the Index. The Fund invests in the bonds included in its Underlying Index regardless of their investment merit. BGFA does not attempt to individually select bonds or to take defensive positions in declining markets.

Lack of Governmental Insurance or Guarantee: An investment in the Fund is not a bank deposit, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Concentration: If the Underlying Index of a Fund concentrates in a particular industry or group of industries, that Fund may be adversely affected by the performance of those bonds and be subject to price volatility. In addition, a Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table.

iShares                                                                  page 4

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers. iShares are traded on the AMEX.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

    Shareholder Fees                                                        None
        (fees paid directly from your investment, but see the
        Creation Transaction Fees and Redemption Transaction
        Fees discussion below)
    Annual Fund Operating Expenses
        (expenses that are deducted from the Fund's assets)**
    Management Fees                                                            %
    Distribution and Service (12b-1) Fees                                   None
    Other Expenses***                                                       None
    ----------------------------------------------------------------------------
    Total Annual Fund Operating Expenses                                       %
    ----------------------------------------------------------------------------

           * You will incur customary brokerage commissions when buying or selling shares of the Fund.

          ** Expressed as a percentage of average net assets.

         *** The Trust's Investment Advisory Agreement provides that BGFA will pay the operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any future distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                              1 Year      3 Years

                                 $            $

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks generally of [100,000] shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. The approximate value of a Creation Unit as of ___________ was $__________. Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above and are not charged any other fees by the Fund for purchasing or redeeming Creation Units. Assuming an investment in a Creation Unit of $______ and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $_______ if the Creation Unit is redeemed after one year, and $______ if the Creation Unit is redeemed after three years.

iShares                                                                   page 5

Management

Investment Advisor

As investment advisor, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of its assets. BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources. BGFA also arranges for transfer agency, custody, fund administration and all other non-distribution related services necessary for the Fund to operate.

Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses.

BGFA will receive fees from the Fund based on rate of the Fund's average daily net assets, as follows.

 iShares Index Fund                                               Management Fee
 ------------------                                               --------------
iShares Lehman U.S. Aggregate Bond Fund                                 %

BGFA is located at 45 Fremont Street, San Francisco, CA 94105. It is a wholly owned subsidiary of BGI, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, together with its affiliates, is the world's largest investment advisor of institutional investment assets. As of September 30, 2002, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $692 billion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

Administrator, Custodian and Transfer Agent

Investors Bank & Trust Company ("Investors Bank") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell iShares of any Fund, is available free of charge by calling toll-free: 1-800-iShares or visiting our website at www.iShares.com.

Buying and Selling iShares

iShares trade on exchanges during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. iShares may trade on a Listing Exchange until 4:15 p.m. (Eastern Time) every day the exchange is open. There is no minimum investment. When buying or selling iShares through a broker, you will incur customary brokerage commissions and charges.

iShares may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section.

iShares trade under the ticker symbols listed in this Prospectus.

Each Listing Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by registered investment companies in the securities of other investment companies, including iShares.

Book Entry

iShares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee, is the record owner of all outstanding iShares of the Fund and is recognized as the owner of all iShares for all purposes.

Investors owning iShares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all iShares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of iShares, you are not entitled to receive physical delivery of stock certificates or to have iShares registered in your name, and you are not considered a registered owner of iShares. Therefore, to exercise any right as an owner of iShares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other bonds that you hold in book entry or "street name" form.

iShares Prices

The trading prices of iShares on a Listing Exchange may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.

The approximate value of iShares of the Fund will be disseminated every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV per iShare of the Fund, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such amount and make no warranty as to its accuracy.

Determination of Net Asset Value

Investors Bank calculates the Fund's NAV in accordance with the standard formula for valuing mutual fund shares at the close of regular trading (normally 4 p.m. Eastern time) every day the AMEX is open. The formula calls for deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of shares outstanding. Investors Bank values the securities at their current market prices. If such prices are not readily available, Investors Bank uses estimates of the securities' fair value in accordance with guidelines approved by the Trust's Board of Trustees.

Dividends and Distributions

The Fund pays out dividends to investors at least monthly and may pay them on a more frequent basis. The Fund distributes its net capital gains, if any, to investors annually.

Taxes

As with any investment, you should consider how your investment in iShares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in iShares.

Unless your investment in iShares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

[X] The Fund makes distributions, and

[X] You sell iShares.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid at least monthly by the Fund. In general, your distributions are subject to federal income tax for the year when they are paid. Certain dividends paid in January, however, may be treated as paid in the prior year. A distribution may be taxable to you as ordinary income or as capital gain.

Dividends paid out of the Fund's net investment income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the iShares.

Taxes when iShares are Sold

Currently, any capital gain or loss realized upon a sale of iShares is generally treated as long-term capital gain or loss if iShares have been held for more than one year and as short-term capital gain or loss if iShares have been held for one year or less.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of iShares. Consult your personal tax adviser about the potential tax consequences of an investment in iShares under all applicable tax laws.

Creations and Redemptions

The iShares that trade on a Listing Exchange are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units, generally of [100,000] iShares or more. Each "creator" enters into an authorized participant agreement with SEI Investments Distribution Co., the Fund's distributor, and deposits into the Fund a portfolio of bonds closely approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units, generally [100,000] iShares.

Similarly, iShares can only be redeemed in a specified number of Creation Units, generally [100,000] iShares, principally in-kind for a portfolio of bonds held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, iShares are not redeemable. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

In the case of the iShares Lehman U.S. Aggregate Bond Fund, the Fund will accept a portfolio of bonds and a specified amount of cash. Similarly, iShares of the Fund will be redeemed for a portfolio of bonds and an amount of cash.

Creations and redemptions must be made through a firm that is a DTC Participant and has the ability to clear through the Fed System. Information about the procedures regarding creation and redemption of Creation Units is included in the Statement of Additional Information.

Because new iShares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the Securities Act of 1933 (the "Securities Act"), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case. Broker-dealers should also note that dealers who are not "underwriters," but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with iShares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the Securities Act.

Transaction Fees

The Fund will impose a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of iShares. The standard creation and redemption transaction fees for creations and redemptions in-kind for the Fund are listed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. The creation and redemption transaction fees for creations and redemptions made for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge as further described in the Statement of Additional Information. In addition, purchasers of iShares in Creation Units are responsible for payment of the costs of transferring the securities to the Fund. Redeemers of iShares in Creation Units are responsible for the costs of transferring securities from the Fund to their accounts or on their order. Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table shows, as of _______, the approximate value of one Creation Unit of the Fund, including the standard transaction fee.

                                                                   Approximate     Standard
                                                                    Value of a     Creation/
                                                                  Creation Unit   Redemption
                                                                      as of       Transaction
Name of Fund                                                         ________        Fee
------------                                                                         ---

iShares Lehman U.S. Aggregate Bond Fund                                        $             $

Possible Claim

In April 2002, the judge overseeing an ongoing action in the U.S. District Court for the Northern District of Illinois granted leave for a United States patentholder named MOPEX, Inc. to amend its complaint to add the Trust, along with seven other parties, as a defendant. There are now a total of twenty defendants, including the Trust's investment advisor, other exchange traded funds, various fund service providers and various market makers. In the action, the plaintiff alleges that the actions of the parties, now including the Trust, infringed their patent. In addition, the plaintiff alleges that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. Although this is the only case to which the Trust has been named as a party, this action is one of three involving related issues. The Trust believes that it has valid defenses to all claims raised by the patentholder. However, a resolution of this case may impose increased costs on the Trust and could raise the expense ratio of the Fund, adversely affecting performance.

Distribution

SEI Investments Distribution Co. serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in iShares. The Distributor's principal address is 1 Freedom Valley Drive, Oaks, PA 19456.

The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund.

Index Providers

Lehman Brothers serves the financial needs of corporations, governments, municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The Firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world.

Disclaimers

The iShares Trust is not sponsored or endorsed by Lehman Brothers ("Lehman"). Lehman makes no representation or warranty, express or implied, to the owners of the iShares Lehman U.S. Aggregate Bond Fund (the "Lehman Fund") or any member of the public regarding the advisability of investing in securities generally or in the Lehman Fund particularly, or the ability of the Lehman Brothers U.S. Aggregate Index (the "Lehman Index") to track the appropriate bond market performance. Lehman is the licensor of certain trademarks, service marks and trade names to BGI. The Lehman Index is determined, composed and calculated by Lehman without regard to BGI, BGFA or the Lehman Fund. Lehman has no obligation to take the needs of BGI, BGFA or the owners of the Lehman Fund into consideration in determining, composing or calculating the Lehman Index. Lehman is not responsible for and has not participated in the determination of the prices and quantities of iShares of the Lehman Fund to be issued or the determination or calculation of the redemption price per share. Lehman has no obligation or liability in connection with the administration, marketing, or trading of the Trust.

Lehman does not guarantee the quality, accuracy and/or the completeness of the Lehman Index or any data included therein. Lehman expressly disclaims and shall have no liability for any errors, omissions or interruptions therein. Lehman makes no warranty, express or implied, as to results to be obtained by BGI, BGFA or owners of the Lehman Fund, or any other person or entity, from the use of the Lehman Index or any data included therein. Lehman makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Lehman Index or any data included therein. Without limiting any of the foregoing, in no event shall Lehman have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) resulting from the use of the Lehman Index or any data included therein, even if notified of the possibility of such damages.

iShares are not sponsored or endorsed by the AMEX. The AMEX makes no representation or warranty, express or implied, to the owners of the iShares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Index identified herein to track bond market performance. The Underlying Index identified herein is determined, composed and calculated by Lehman Brothers without regard to the Fund. The AMEX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of the iShares of the Fund to be issued, nor in the determination or calculation of the equation by which the iShares are redeemable. The AMEX has no obligation or liability to owners of the iShares of the Fund in connection with the administration, marketing or trading of the iShares of the Fund.

The AMEX does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. The AMEX makes no warranty, express or implied, as to results to be obtained by the iShares Trust on behalf of the Fund as licensee, licensee's customers and counterparties, owners of the iShares, or any other person or entity from the use of the subject indices or any data included therein in connection with the rights licensed as described herein or for any other use. The AMEX makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the AMEX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BGFA does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the iShares of any Fund, or any other person or entity from the use of the Underlying Index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Copies of the Prospectus can be found on our web site at www.iShares.com. For more detailed information on the iShares Trust and iShares, you may request a copy of the Statement of Additional Information ("SAI"). The SAI provides detailed information about the Fund, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

If you have questions about the Fund or iShares or you wish to obtain the SAI free of charge, please:

     Call:   1-800-iShares
             Monday through Friday
             8:00 a.m. to 8:00 p.m. (Eastern time)

     Write:  iShares Trust
             c/o SEI Investments Distribution Co.
             1 Freedom Valley Drive
             Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about any Fund and its iShares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

                    Investment Company Act File No. 811-09729 iShares Trust
Statement of Additional Information for

iShares Lehman U.S. Aggregate Bond Fund







Dated ____________, 2003

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated ___________, 2003 of iShares Trust (the "Trust") for the fund listed above (the "Fund"). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, SEI Investments Distribution Co., at 1 Freedom Valley Drive, Oaks, PA 19456 or calling 1-800-iShares.

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective and until after the Securities and Exchange Commission issues an exemptive order relating to such securities. This Statement of Additional Information is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any State in which the offer, solicitation or sale would be unlawful.

Table of Contents                                                                                         Page
General Description of the Trust and its Funds ........................................................     1
Exchange Listing and Trading ..........................................................................     2
Investment Strategies and Risks .......................................................................     2
      Diversification .................................................................................     2
      Bonds ...........................................................................................     3
      U.S. Government Obligations .....................................................................     3
      Loans of Portfolio Securities ...................................................................     3
      Mortgage Pass-Through Securities ................................................................     4
      Repurchase Agreements ...........................................................................     4
      U.S. Registered Securities of Foreign Issuers ...................................................     4
Construction and Maintenance Standards for the Underlying Index .......................................     5
      The Lehman Index ................................................................................     5
Investment Limitations ................................................................................     5
Continuous Offering ...................................................................................     6
Management ............................................................................................     8
      Trustees and Officers ...........................................................................     8
      Approval of Investment Advisory Contract ........................................................    10
      Committees of the Trust .........................................................................    11
      Remuneration of Trustees and Officers ...........................................................    11
      Investment Advisor ..............................................................................    11
      Administrator, Custodian and Transfer Agent .....................................................    12
      Distributor .....................................................................................    12
      Index Provider ..................................................................................    13
Brokerage Transactions ................................................................................    13
Additional Information Concerning the Trust ...........................................................    14
      Shares ..........................................................................................    14
      Termination of the Trust or the Fund ............................................................    14
      Book Entry Only System ..........................................................................    15
      DTC Acts as Securities Depository for the iShares ...............................................    15
Creation and Redemption of Creation Unit Aggregations .................................................    16
      Creation ........................................................................................    16
      Fund Deposit ....................................................................................    16
      Procedures for Creation of Creation Unit Aggregations ...........................................    17
      Placement of Creation Orders for the Fund .......................................................    17
      Acceptance of Orders for Creation Unit Aggregations .............................................    18
      Creation Transaction Fee ........................................................................    18
      Redemption of iShares in Creation Unit Aggregations .............................................    18
      Redemption Transaction Fee ......................................................................    19
      Placement of Redemption Orders for the Fund .....................................................    19
Taxes .................................................................................................    20
Determination of NAV ..................................................................................    21
Dividends and Distributions ...........................................................................    21
      General Policies ................................................................................    21
      Dividend Reinvestment Service ...................................................................    22
Performance and Other Information .....................................................................    22
Miscellaneous Information .............................................................................    24

General Description of the Trust
and its Funds

The Trust currently consists of over 50 investment portfolios (each a "fund" and collectively the "funds"). The Trust was organized as a trust under Delaware law on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This Statement of Additional Information relates to the iShares Lehman U.S. Aggregate Bond Fund (the "Fund").

The shares of the Fund are referred to herein as "iShares."

The investment objective of the Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each an "Underlying Index") representing a segment of the U.S. bond market. The Fund is managed by Barclays Global Fund Advisors ("BGFA").

The Fund offers and issues iShares at net asset value ("NAV") only in aggregations of a specified number of iShares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of fixed income securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The iShares described in the Prospectus and SAI are listed and traded on national securities exchanges (each, a "Listing Exchange"), such as The American Stock Exchange LLC (the "AMEX"). iShares will trade on one or more Listing Exchanges at market prices that may be below, at, or above NAV. iShares are redeemable only in Creation Unit aggregations, and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are for a specified number of shares, generally [100,000].

The Trust reserves the right to offer a "cash" option for creations and redemptions of iShares although it has no current intention of doing so. iShares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. See the Creation and Redemption of Creation Unit Aggregations section. In all cases, such conditions will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of iShares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the iShares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the iShares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the iShares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly traded securities, broker's commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the share prices of iShares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through share splits or reverse share splits, which would have no effect on the net assets of the applicable fund. However, the ratio of a fund's NAV to its Underlying Index would change in such instance.

Investment Strategies and Risks

The Fund seeks to achieve its objective by investing in fixed income securities that comprise the relevant Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund's portfolio will ordinarily not result in the elimination of the security from the Fund's portfolio.

The Fund will engage in Representative Sampling, which is investing in a representative sample of securities in the Underlying Index, selected by BGFA to have a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use Representative Sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

The Fund will seek to track the performance of its Underlying Index by investing approximately 90% of its assets in the bonds in its Underlying Index. In addition, the Fund may invest up to 10% of this portion of the Fund's portfolio in bonds not included in its Underlying Index, but which the Adviser believes will help the Fund track its Underlying Index, as well as in certain futures, options and swap contracts, cash and cash equivalents including shares of money market funds affiliated with BGFA. For example, BGFA may invest in securities not included in the Underlying Index in order to reflect prospective changes in the Underlying Index (such as future corporate actions and index reconstitutions, additions and deletions).

Diversification. The Fund is a "diversified fund." A diversified fund is one that, with respect to 75% of its total assets, does not invest more than 5% of its assets in securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of a diversified Fund's assets may be invested in any manner.

A "non-diversified" classification means that a fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. A non-diversified fund may also concentrate its investments in a particular industry or group of industries, as noted in the description of such fund. The securities of a particular issuer, or of issuers in particular industries, may dominate the Underlying Index of such a fund and, consequently, its investment portfolio. This may adversely affect its performance or subject its iShares to greater price volatility than that experienced by more diversified investment companies.

The Fund, however, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code severely limits the investment flexibility of certain funds and makes it less likely that such funds will meet their investment objectives. See "Taxes" herein.

Bonds. The Fund invests almost exclusively in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date.

An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

U.S. Government Obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Loans of Portfolio Securities. The Fund may lend its investment securities to approved borrowers. Barclays Global Investors, N.A. ("BGI") has been granted an exemptive order (the "Order") that permits BGI to serve as the Trust's securities lending agent. The Board of Trustees of the Trust has approved the selection of BGI as securities lending agent subject to the conditions described in the Order. As such, BGI will share with the respective Funds any net income earned on loans of portfolio securities. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the relevant Fund. These loans cannot exceed one third (33 1/3%) of a Fund's total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to, the review of the Board of Trustees (the "Board" or the "Trustees"). These borrowers may include affiliates of the Trust or of BGI. Lending to any such affiliated borrower will be done in conformity with certain conditions set forth in the Order. The terms, structure and the aggregate amount of loans to all borrowers must be consistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (i) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S.

Government having a value at all times of not less than 100% of the value of the securities loaned (on a "mark-to-market" basis); (ii) the loan be made subject to termination by the Fund at any time; and (iii) the Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder in connection with a securities loan.

Collateral from securities loaned to a borrower may be invested in high-quality money market instruments and other investment companies (including money market mutual funds advised by BGFA or otherwise affiliated with the Fund). The money-market instruments in which the Fund may invest include: (1) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") or, if unrated, of comparable quality as determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Investments of collateral from securities loaned to borrowers will not be counted in determining compliance with the investment strategies described herein under "Investment Strategies and Risks".

Mortgage Pass-Through Securities. The iShares Lehman U.S. Aggregate Bond Fund invests in "mortgage pass-through securities" or "U.S. agency mortgage pass-through securities." A mortgage pass-through security refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"). In the basic pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a pool. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. The portion of the Lehman U.S. Aggregate Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of mortgage pass-through securities.

The iShares Lehman U.S. Aggregate Bond Fund will trade a significant portion of its mortgage pass-through securities through "to-be-announced" or "TBA Transactions." "TBA" refers to a mechanism for the forward settlement of agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. TBA trades generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA trade, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks and securities dealers. Such transactions entail the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price, reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Should the Fund enter into a repurchase agreement, the Fund would maintain custody of the underlying securities prior to their repurchase. Thus, the obligation of the bank or the dealer to pay the repurchase price on the date agreed would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 100% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by BGFA. BGFA will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain the value of the securities subject to the agreement to equal at least 100% of the repurchase price (including accrued interest). In addition, BGFA will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than 100% of the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. BGFA will mark-to-market daily the value of the securities. Under the 1940 Act, repurchase agreements are considered loans.

Construction and Maintenance Standards
for the Underlying Indices

The iShares Lehman U.S. Aggregate Bond Fund invests substantially all of its assets in the Lehman Brothers U.S. Aggregate Index (the "Lehman Index").

Brief descriptions of the Underlying Index on which the Fund is based are provided below.

The Lehman Index

Lehman Brothers U.S. Aggregate Index

Index Description. The Lehman Brothers U.S. Aggregate Index represents the securities of the United States investment grade bond market. As of December 31, 2002, there were 6,978 issues included in the Index. As of December 31, 2002, 4.65% of the Index's market capitalization consisted of bonds with embedded call options.

Index Methodology. The Lehman Brothers U.S. Aggregate Index is market capitalization weighted and includes all of the securities that meet the Index criteria. The Index includes all publicly issued U.S. Government and investment grade securities, including corporate, mortgage pass-through and asset-backed securities, that have at least 1 year remaining to maturity, are non-convertible, are denominated in U.S. dollars, are rated investment grade (Baa3 or better) by Moody's Investors Service, Inc., are fixed rate, taxable and have more than $150 million par outstanding. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (TINs), state and local government series bonds (SLGs), coupon issues that have been stripped from assets that are already included in the Index. Also excluded from the Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds.

The Index constituents are updated on the last calendar day of each month.

Index Valuation. The Index is valued using end of day bid side prices, as marked by Lehman. Intra-month cash flows contribute to monthly returns, but they are not reinvested during the month and do not earn a reinvestment return. Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupon received or accrued, expressed as a percentage of beginning market value.

Investment Limitations

The Board has adopted as fundamental policies the investment restrictions numbered one through six below. These restrictions may not be changed with respect to the Fund without the approval of the holders of a majority of the Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of outstanding voting securities.

The Fund will not:

1. Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4. Make loans. This restriction does not apply to: (i) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (ii) repurchase agreements and reverse repurchase agreements; and (iii) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund's investment objective and policies).

6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies, set forth above, the Fund, as non-fundamental policies, will not invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities.

BGFA monitors the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, BGFA considers the following factors:

[X]  The frequency of trades and quotes for the security;
[X] The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
[X]  Dealer undertakings to make a market in the security; and
[X] The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

Continuous Offering

The method by which Creation Unit Aggregations of iShares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of iShares are issued and sold by the Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent iShares, and sells such iShares directly to customers, or if it chooses to couple the creation of a supply of new iShares with an active selling effort involving solicitation of secondary market demand for iShares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in iShares, whether or not participating in the distribution of iShares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to iShares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Management

The following information supplements and should be read in conjunction with the section in the relevant Prospectus entitled Management.

Trustees and Officers. The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected and qualified.

iShares Trust, iShares, Inc., Master Investment Portfolio and Barclays Global Investors Funds, each an open-end management investment company registered under the 1940 Act, are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and oversees 23 funds within the complex. In addition, Richard K. Lyons serves as a Trustee for Barclays Global Investors Funds and Master Investment Portfolio and oversees 103 portfolios within the fund complex.

                                                     Interested Trustees
-------------------------------------------------------------------------------------------------------------------------------
Name (Age) and Address     Position(s) Length      Principal Occupation(s) During         Other Directorships Held by
                               of Service                the Past 5 Years                      Trustee and Officer
-------------------------------------------------------------------------------------------------------------------------------
*Garrett F. Bouton (56)    Chairman (since         Managing Director and Chief            Director of iShares, Inc. (since
Barclays Global Investors  February 28, 2002)      Executive Officer (since 1999) for     2002); Chairman of the Board of
45 Fremont Street          Trustee (since January  BGI's Global Individual Investor       Directors (since 1998) of BGFA;
San Francisco, CA 94105    1, 2002) and President  Business; Global H. R. Director        Director (since 1998) of BGI;
                                                   (from 1996 - 1999) for BGI.            Director of various Barclays
                                                                                          subsidiaries (since 1997).

*Nathan Most (88)          Trustee (since          Consultant to BGI (1998-present),      Director (since 1996) and President
PO Box 193                 December 16, 1999)      American Stock Exchange (1996-         of iShares, Inc. (1996-2002).
Burlingame, CA 94011                               -2000) and the Hong Kong Stock
                                                   Exchange (1998 to present);
                                                   Consultant to the Amsterdam
                                                   Stock Exchange (1997-1998);
                                                   Consultant to the Pacific Stock
                                                   Exchange (1997-1998).
-------------------------------------------------------------------------------------------------------------------------------

* Garrett F. Bouton and Nathan Most are deemed to be "interested persons" (as defined in the 1940 Act) of the Company due to their affiliations with BGFA, the Funds' investment advisor and BGI, the parent company of BGFA.


                                                     Independent Trustees
-----------------------------------------------------------------------------------------------------------------------------------
Name (Age) and Address     Position(s) Length      Principal Occupation(s) During         Other Directorships Held by
                                of Service                 the Past 5 Years                    Trustee and Officer
-----------------------------------------------------------------------------------------------------------------------------------
Richard K. Lyons (41)      Trustee (since          Professor, University of California,   Director of iShares, Inc. (since
Haas School of             February 15, 2000)      Berkeley: Haas School of Business      2002); Trustee of Master Investment
Business, S545                                     (Since 1993); Consultant for IMF       Portfolio (since 2001); Trustee of
UC Berkeley                                        World Bank; Federal Reserve Bank,      Matthews Asian Funds since 1995
Berkeley, CA 94720                                 and Citibank N.A. (since 2000).        (oversees 6 portfolios)

George G.C. Parker (61)    Trustee (since          Dean Witter Distinguished              Director of iShares, Inc. (since
Graduate School of         February 15, 2000)      Professor of Finance (since            2001); Bailard, Biehl and Kaiser, Inc.
Business,                                          1994); Associate Dean for              (since 1985), California Casualty
Stanford University                                Academic Affairs, Director of          Group of Insurance Companies (since
521 Memorial Way,                                  MBA Program, Professor,                1978), Continental Airlines, Inc.
Room K301                                          Stanford University: Graduate          (since 1996), Community First Financial
Stanford, CA 94305                                 School of Business (1993-2001).        Group (since 1995), Dresdner/RCM Mutual
                                                                                          Funds (since (1994-2002) (oversees 10
                                                                                          portfolios), Tyon  Ranch Company
                                                                                          (since 1999).
-----------------------------------------------------------------------------------------------------------------------------------

                                       Independent Trustees (continued)
---------------------------------------------------------------------------------------------------------------------
Name (Age) and Address      Position(s) Length    Principal Occupation(s) During        Other Directorships Held by
                                of Service               the Past 5 Years                   Trustee and Officer
---------------------------------------------------------------------------------------------------------------------
John B. Carroll (65)        Trustee (since        Retired Vice President of             Director of iShares, Inc.
520 Main Street             January 1, 2002)      Investment Management  (from          (since 1996); Trustee and
Ridgefield, CT 06877                              1984-2000) of Verizon                 Member of the Executive
                                                  Corporation; Advisory Board           Committee (since 1991) of
                                                  member of Ibbotson Assoc.             Commonfund Institutional
                                                  (1992- 1998); former Vice             Funds; Member of Board of
                                                  Chairman and Executive                Managers of JP Morgan Private
                                                  Committee Member (since               Equity Funds.
                                                  1994-1998) of the Committee on
                                                  Investment of Employee Benefit
                                                  Assets of the Financial
                                                  Executive Institute..

W. Allen Reed (54)          Trustee (since        President, CEO (since 1994) of        Director of iShares, Inc.
General Motors              January 1, 2002)      General Motors Investment             (since 1996); Director (since
Investment Management                             Management Corporation.               1994) of General Motors
Corp.                                                                                   Investment Management
767 Fifth Avenue                                                                        Corporation; Director (from
New York, NY 10153                                                                      1995 to 1998) of Taubman
                                                                                        Centers, Inc. (a real estate
                                                                                        investment trust); Director
                                                                                        (since 1992) of FLIR Systems
                                                                                        (an imaging technology company);
                                                                                        Director (since 1994) of General
                                                                                        Motors Acceptance Corporation;
                                                                                        Director (since 1994) of GMAC
                                                                                        Insurance Holdings, Inc.;
                                                                                        Director (since 1995) of Global
                                                                                        Emerging Markets Fund; Director
                                                                                        (since 2000) of Temple Inland
                                                                                        Industries; Chairman (since
                                                                                        1995) of the Investment
                                                                                        Advisory Committee of Howard
                                                                                        Hughes Medical Institute.

                                              Officers who are not Trustees
Name (Age) and Address      Position(s) Length     Principal Occupation(s) During         Other Directorships Held by
                                of Service                the Past 5 Years                    Trustee and Officer
Lee T. Kranefuss (39)       Vice President        Chief Executive Officer of the        Board of Trustees for Barclays
Barclays Global                                   Individual Investor Business of       Global Investors Funds and
Investors                                         Barclays Global Investors, N.A.;      Master Investment Portfolio
45 Fremont Street                                 The Boston Consulting Group           (since 2001).
San Francisco, CA                                 (until 1997).
94105**

*Michael Latham (36)        Secretary,            Director of Mutual Fund Delivery      None.
Barclays Global             Treasurer and         in the U.S. Individual Investor
Investors                   Principal             Business (since 2000); Head of
45 Fremont Street           Financial Officer     Operations, BGI Europe
San Francisco, CA                                 (1997-2000); Manager, Portfolio
94105**                                           Accounting Group of Barclays
                                                  Global Investors, N.A.
                                                  (1994-1997).

Donna M. Rogers (36)        Assistant             Unit Director, (formerly              None.
Investors Bank and          Treasurer             Director) Mutual Fund
Trust Company                                     Administration, Investors Bank
200 Clarendon Street                              and Trust Company (since 1994).
Boston, MA 02116

Jeffrey J. Gaboury (33)     Assistant             Director (formerly Manager),          None.
Investors Bank and Trust    Treasurer             Mutual Fund Administration,
Company                                           Reporting and Compliance, IBT
200 Clarendon Street                              (since 1996).
Boston, MA 02116

Sandra I. Madden (36)       Assistant             Senior Associate Counsel,             None.
Investors Bank and          Secretary             Mutual Fund Administration,
 Company                                          Investors Bank and Trust
200 Clarendon Street                              Company (since 1999); Formerly,
Boston, MA 02116                                  Associate, Scudder Kemper
                                                  Investments, Inc. (1996-1999).

                                        9

                                   Officers who are not Trustees (continued)
---------------------------------------------------------------------------------------------------------------
Name (Age) and Address  Position(s) Length   Principal Occupation(s) During      Other Directorships Held by
                            of Service              the Past 5 Years                 Trustee and Officer
---------------------------------------------------------------------------------------------------------------
Susan C. Mosher (47)    Assistant           Senior Director & Senior           None.
Investors Bank and      Secretary           Counsel, Mutual Fund
Trust Company                               Administration, Investors Bank
200 Clarendon Street                        and Trust Company (since 1995).
Boston, MA 02116

Lois Towers (52)        Assistant Vice      U.S. Compliance Officer, BGI       None.
Barclays Global         President-AML       (since 1999).
Investors               Compliance Officer
45 Fremont Street
San Francisco, CA 94105
---------------------------------------------------------------------------------------------------------------

None of the disinterested directors (Messrs. Most, Carroll, Lyons, Parker and
Reed) or their immediate family members own beneficially or of record any securities of BGFA (the Fund's investment adviser), SEI (the Fund's distributor) or any person controlling, controlled by or under common control with, BGFA or SEI.

As of December 31, 2002, no [independent] Trustee or his immediate family members owned securities in the Trust's investment adviser, principal underwriter, or any person, other than an investment company, directly or indirectly controlling, controlled by, or under common control with the Trust's investment adviser or principal underwriter.

Approval of Investment Advisory Contract. Under Section 15(c) of the Investment Company Act of 1940, the Board is generally required to approve the Trust's investment advisory contract with BGFA (the "Advisory Contract") annually. The Board is provided with quantitative and qualitative information to assist the Board in evaluating the terms of the Advisory Contract. This information includes comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser, as well as a description of the quality of services provided by the investment adviser.

Before approving the Advisory Contract, the Board reviewed a detailed profitability analysis of BGFA based on the fees payable under the Advisory Contract as well as any other servicing relationships between the Trust and BGFA or its affiliates. The Board analyzed the Trust's contractual fees, including the investment advisory fee, as well as co-administration and Rule 12b-1 distribution fees, if any.

The Board also reviewed statistical information regarding the performance and expenses of the funds. Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for the funds, the Board reviewed the performance information for a group of funds that the BGFA determined was similar to each fund ("Peer Group") and an appropriate broad-based market index. The Board then reviewed a comparison of each fund's advisory fee, other fees and total expense ratio to other funds in the Peer Group.

During its review, the Board considered the advisory fees paid by the funds as well as the total fees paid to BGFA and its affiliates for advisory and other services provided to the funds. The Board also reviewed information pertaining to the fee structure for the funds and considered whether alternative fee structures (i.e. breakpoint fee structures or performance-based fees) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in the funds' asset levels.

In addition, the Board analyzed BGFA's background and services that it provides to the funds. For example, the Board reviewed and discussed the investment philosophy and experience of BGFA. The Board also considered the background and experience of the senior management of BGFA and the level of attention given to the funds by senior investment personnel of BGFA. In addition to the above considerations, the Board also analyzed BGFA's indexing strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board received a presentation from BGFA and reviewed the qualifications, backgrounds and responsibilities of the staff performing investment services for the funds. The Board recognized that BGFA has the size, visibility and resources to attract and retain highly qualified investment professionals. Similarly, the Board reviewed BGFA's ability to provide a competitive compensation package to its employees such that each entity would be able to attract and retain high-quality employees.

Based on the above analysis, the Board determined that the Advisory Contract for each fund, including the fee level, was fair and reasonable in light of all relevant circumstances. This determination was based on the following factors as discussed above: (i) level of profits realized by BGFA from its advisory arrangement with the funds; (ii) an analysis of advisory fees paid by the funds compared to other similar funds; (iii) the scope of BGFA's background and experience; and (iv) the quality of services provided by BGFA.

Committees of the Trust. Each Independent Trustee of the Trust serves on the Audit and Nominating Committees of the Trust. The purposes of the Audit Committee are to assist the Board of Trustees (1) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (2) in its oversight of the Trust's/Company's financial statements and the independent audit thereof; (3) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); and (4) in evaluating the independence of the independent accountants. The Audit Committee of the Trust met four times during calendar year ended December 31, 2002.

The Nominating Committee nominates individuals for Independent Trustee membership on the Board of Trustees. The Nominating Committee evaluates candidates' qualifications for board membership, including their independence from the investment adviser and other principal service providers and the potential effects of any other relationship that might impair the independence of a candidate. In addition, the Nominating Committee periodically reviews the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board of Trustees. The Nominating Committee met once during the calendar year ended December 31, 2002.

Remuneration of Trustees and Officers. The Trust pays each Trustee an annual fee of $50,000 plus a per meeting fee of $500 for meetings of the Board attended by the Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the compensation paid to each Trustee for the year ended December 31, 2002.

                                Aggregate          Pension or
                                Estimated          Retirement                               Total Estimated
                              Compensation      Benefits Accrued      Estimated Annual        Compensation
                                from the        As Part of Trust       Benefits Upon         from the Fund
Name of Trustee                  Trust*            Expenses**           Retirement**       and Fund Complex*
---------------             ----------------  --------------------  --------------------   -----------------
Garrett F. Bouton ........          [$ 0]       Not Applicable.       Not Applicable.              [$ 0]
John B. Carroll ..........        [$65,000]     Not Applicable.       Not Applicable.            [$65,000]
Richard K. Lyons .........        [$65,000]     Not Applicable.       Not Applicable.            [$65,000]
Nathan Most ..............        [$25,000]     Not Applicable.       Not Applicable.            [$25,000]
George G.C. Parker .......        [$65,000]     Not Applicable.       Not Applicable.            [$65,000]
W. Allen Reed ............        [$65,000]     Not Applicable.       Not Applicable.            [$65,000]

* Includes compensation as Director of iShares, Inc., an investment company with 23 investment portfolios also advised by BFGA.
** No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.

Investment Advisor. BGFA serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement between the Trust and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment advisor under the Investment Advisers Act of 1940 (the "Advisers Act"). Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund's assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees or expenses and extraordinary expenses. For its investment management services to the Fund, BGFA will be paid a management fee equal to the Fund's allocable portion of the percentage listed below of the Fund's aggregate net assets.

                                                                    Management
iShares Index Fund                                                     Fee
------------------                                                  ----------
iShares Lehman U.S. Aggregate Bond Fund                                        %

The Investment Advisory Agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to the Fund is terminable without penalty, on 60-days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of federal banking laws and regulations (i) may prohibit Barclays Bank PLC, Barclays Global Investors, N.A. ("BGI"), and BGFA from controlling, or underwriting the iShares, but (ii) would not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent, or custodian to the Fund or from purchasing iShares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BGFA, or its affiliates, would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA, or its affiliates, might offer to provide additional services.

The Trust and BGFA each have adopted a Codes of Ethics under Rule 17j-1 of the 1940 Act. The Codes permit personnel subject to the Codes to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund.

Administrator, Custodian and Transfer Agent. Investors Bank & Trust Co. ("Investors Bank") serves as administrator, custodian and transfer agent for the Fund. Its principal address is 200 Clarendon Street, Boston, MA 02111. Under the Administration Agreement with the Trust, Investors Bank provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Fund. In addition, Investors Bank makes available the office space, equipment, personnel and facilities required to provide such services. Under the Custodian Agreement with the Trust, Investors Bank maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records, and provides other services. Investors Bank is required, upon the order of the Trust, to deliver securities held by Investors Bank and to make payments for securities purchased by the Trust for the Fund. Also, under a Delegation Agreement, Investors Bank is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, Investors Bank acts as a transfer agent for the Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for the foregoing services, Investors Bank receives certain out-of-pocket costs, transaction fees, and asset-based fees which are accrued daily and paid monthly.

Distributor. SEI Investments Distribution Co. is the Distributor of iShares. Its principal address is 1 Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes iShares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. iShares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading Creation and Redemption of Creation Units Aggregations. iShares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the relevant Prospectus and, upon request, the Statement of Additional Information to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. ("NASD").

The Distribution Agreement for the Fund will provide that it may be terminated at any time, without the payment of any penalty, on at least 60-days' written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of iShares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC Participants (as defined below) and/or Investor Services Organizations.

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor or to otherwise promote the sale of iShares.

Index Provider. The Fund is based upon a particular bond market index compiled by Lehman, which is not affiliated with the Fund or with BGI or its affiliates. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with BGI, which in turn has a licensing agreement with Lehman. BGI has provided the sub-licenses without charge to the Fund.

Brokerage Transactions

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, BGFA relies upon its experience and knowledge regarding commissions generally charged by various brokers.

In seeking to implement the Trust's policies, BGFA effects transactions with those brokers and dealers that BGFA believes provide the most favorable prices and are capable of providing efficient executions. BGFA and its affiliates do not participate in soft dollar transactions.

The Trust may execute brokerage or other agency transactions through affiliates that are registered broker-dealers, for commissions, in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. Under these provisions, affiliates of BGFA are permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the affiliate and the Trust expressly permitting the affiliate of BGFA to receive and retain such compensation. These rules further require that the commissions paid by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid and will review these procedures periodically.

The Trust will not deal with affiliates in principal transactions unless permitted by the applicable rule or regulation or by exemptive order.

BGFA assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by BGFA are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

Portfolio turnover may vary from year to year, as well as within a year. The portfolio turnover rate for the Fund is expected to be [__]%. Higher turnover rates would likely result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

Additional Information Concerning the Trust

Shares. The Trust was established as a Delaware business trust on December 16, 1999. The Trust currently is comprised of over 50 funds. Each fund issues shares of beneficial interest, with no par value. The Board may designate additional funds.

Each iShare issued by a fund has a pro rata interest in the assets of the corresponding fund. iShares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each iShare is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each iShare has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. iShares of all funds vote together as a single class except that, if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All iShares (regardless of the Fund) have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit Aggregation(s) of iShares of a fund and immediately prior to the commencement of trading in such fund's iShares, a holder of iShares may be a "control person" of that fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund. Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at 1 Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, officers and Trustees of the Trust and beneficial owners of 10% of the iShares of a fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the Exchange Act and the SEC's rules promulgated thereunder. Insiders should consult with their own legal counsel concerning their obligations under Section 16 of the Exchange Act.

Termination of the Trust or the Fund. The Trust or the Fund may be terminated by a majority vote of the Board or the affirmative vote of a super majority of the holders of the Trust or the Fund entitled to vote on termination. Although the iShares are not automatically redeemable upon the occurrence of any specific event, the Trust's organizational documents provide that the Board will have the unrestricted power to alter the number of iShares in a Creation Unit Aggregation. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the iShares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the relevant Prospectus entitled Shareholder Information.

DTC Acts as Securities Depository for the iShares. iShares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of iShares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in iShares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of iShares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the iShares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding iShares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all iShares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in iShares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of iShares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such iShares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to iShares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation
Unit Aggregations

Creation. The Trust issues and sells iShares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" with respect to the Fund is any day on which the AMEX is open for business. As of the date of the relevant Prospectus, the AMEX observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Unit Aggregations of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the "Deposit Securities"). Each Creation Unit Aggregation constitutes a substantial replication, or a portfolio sampling representation, of the securities involved in the Fund's Underlying Index ("Fund Securities") and an amount of cash (the "Cash Component") computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the iShares (per Creation Unit Aggregation) and the "Deposit Amount" an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

BGFA, through the National Securities Clearing Corporation ("NSCC"), makes available on each Business Day, prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments, corporate action events, and interest payments on underlying bonds are reflected from time to time by BGFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Securities of the relevant Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount ) to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC for corporate bonds or the Federal Reserve System for U.S. Treasury securities. The Trust also reserves the right to permit or require a "cash in lieu" amount where the delivery of the Deposit Security by the Authorized Participant would be restricted under the securities law or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index being tracked by the Fund or resulting from certain corporate actions.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be a DTC Participant (see the Book-Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A DTC Participant who has executed a participant agreement that has been delivered to the Fund and accepted by the Distributor is referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All iShares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations must be received by the Distributor no later than the closing time of the regular trading session on the AMEX ("Closing Time") (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of iShares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Unit Aggregations on behalf of an investor shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

Placement of Creation Orders for the Fund. Fund Deposits must be delivered through the Federal Reserve System (for cash and government securities) and through DTC (for corporate securities) by an Authorized Participant. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 3:00 p.m., Eastern Time, on the date of settlement (the "Settlement Date"). All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to Investors Bank through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by Investors Bank no later than 3:00 p.m., Eastern Time, on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Unit Aggregations of the Fund may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the iShares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 105% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern Time, on such date and the federal funds in the appropriate amount are deposited with Investors Bank by 3:00 p.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 3:00 p.m. the next Business Day, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the

Trust in an amount at least equal to 105% of the daily marked to market value of the missing Deposit Securities. In the event of a failure to deliver the missing Deposit Securities the Trust may buy securities according to industry standards and procedures. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities, on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by Investors Bank or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. Therefore, Authorized Participants will be required to provide collateral to cover a failed delivery of Deposit Securities in connection with an "in-kind" creation of iShares. With respect to the portion of the Fund's portfolio that ill be invested in mortgage pass-through securities, the Fund generally will accept cash for that portion of a Fund Deposit.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the iShares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered are not as disseminated through the facilities of the Listing Exchange for that date by Investors Bank, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;
(vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, Investors Bank, the Distributor and BGFA make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC's Continuous Net Settlement, Federal Reserve, Investors Bank or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit Aggregation of its rejection of the order of such person. The Trust, Investors Bank, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. A purchase transaction fee is imposed for the transfer and other transaction costs of the Fund associated with the issuance of Creation Units of iShares. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed an additional variable charge for cash purchases on the "cash in lieu" portion of its investment. Purchasers of iShares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors are also responsible for payment of the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The standard creation fee for the Fund is $[___].

Redemption of iShares in Creation Units Aggregations. Shares may be redeemed only in Creation Unit Aggregations at the NAV next determined after receipt of a redemption request in proper form by the Fund only on a Business Day. A Fund will not redeem iShares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough iShares in the secondary market to constitute a Creation Unit Aggregation in order to have such iShares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit Aggregation.

With respect to the Fund, BGFA, through the NSCC, makes available immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern Time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities -- as announced on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the iShares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater then the NAV of the iShares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which the AMEX is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the AMEX is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the iShares of the Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The redemption transaction fees for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The standard redemption fee for the Fund is $[___].

Placement of Redemption Orders for the Fund. To be eligible to place redemption orders for Creation Unit Aggregations of the Fund, an entity must be a DTC Participant that has executed a Participant Agreement. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if (i) such order is received not later than 4:00 p.m., Eastern Time, on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of iShares of the Fund specified in such order, which delivery must be made through DTC to Investors Bank no later than 3:00 p.m., Eastern Time, on the third Business Day immediately following such Transmittal Date; and
(iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Distributor, on behalf of the Fund, at or prior to the closing time of the regular trading session on the AMEX on the date such redemption request is submitted, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing iShares as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral having a value (marked to market daily) at least equal to 105% of the value of the missing iShares. The current procedures for collateralization of missing iShares require, among other things, that any collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by Investors Bank and marked to market daily, and that the fees of Investors Bank in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant's agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing iShares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by Investors Bank according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of iShares of the Fund are delivered to Investors Bank prior to the 3:00 p.m., Eastern Time on the third business day following the transmittal day, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by Investors Bank on such Transmittal Date. A redemption order must be submitted in proper form. If the requisite number of iShares of the Fund are not delivered by 3:00 p.m., Eastern Time on the third business day following the transmittal day, the Fund will not release the underlying securities for delivery unless collateral is posted in the amount of 105% of the missing shares (market to market daily).

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such iShares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. With respect to the portion of the Fund's portfolio invested in mortgage pass-through securities, the Fund generally will deliver cash for that portion of the redemption proceeds. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its iShares based on the NAV of iShares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund also may, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of iShares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the iShares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Taxes

The following information also supplements and should be read in conjunction with the section in the relevant Prospectus entitled Taxes.

The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code"). To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the company's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) at the close of each quarter of the company's taxable year, (a) at least 50% of the market value of the company's total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the company's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by the company (within the meaning of Section 851(b)(3)(B) of the Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies).

The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

The Trust on behalf of the Fund has the right to reject an order for a purchase of iShares if the purchaser (or group of purchasers) would, upon obtaining the iShares so ordered, own 80% or more of the outstanding iShares of a given Fund and if, pursuant to section 351 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

The Fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of iShares should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Determination of NAV

The following information supplements and should be read in conjunction with the section in the Prospectus entitled Determining NAV.

The NAV per iShare of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per iShare for the Fund is calculated by Investors Bank and determined as of the close of the regular trading session on the AMEX (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.

In computing the Fund's NAV, fixed income securities are normally valued based on information provided by the Fund's index provider. Fixed income securities are normally valued using data that reflects quoted bond prices as of 3:00 p.m. Eastern Time, the generally observed close of the U.S. bond markets. Other portfolio securities are normally valued using market quotations. Securities for which index provider information or reliable market quotations are not readily available are valued using "fair value pricing procedures." In these situations, a security's value for NAV purposes is determined in good faith by BGFA in accordance with procedures adopted by the Fund's Board. The Fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the generally observed close of the U.S. bond market.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the relevant Prospectus entitled Shareholder Information.

General Policies. Dividends from net investment income, if any, are declared and paid at least monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on iShares are distributed, as described below, on a pro rata basis to Beneficial Owners of such iShares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole iShares of the Fund purchased in the secondary market.

Performance and Other Information

The performance of the Fund may be quoted in advertisements, sales literature or reports to shareholders in terms of average annual total return and cumulative total return.

Total Return Quotation (Before Taxes). Quotations of average annual total return are expressed in terms of the average annual rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or the life of the Fund, if shorter). Such total return figures will reflect the deduction of a proportional share of the Fund's expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

Average annual total return is calculated according to the following formula:
P(1 + T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period or fractional portion).

Total Return Quotation (After-Taxes on Distributions). The total return (after-taxes on distributions) of the Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)/n/ = ATV\\D\\, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATV\\D\\ = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Fund are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains (applicable tax rates may vary over the measurement period). Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

Total Return Quotation (After-Taxes on Distributions and Sale). The total return (after-taxes on distributions and sale) of the Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is sold at the end of each period. In particular, average annual total return (after taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)/n/ = ATV\\DR\\, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and sale); n = number of years; and ATV\\DR\\ = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is sold at the end of each measurement period. The calculation assumes that all distributions by the Fund are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on sales by shareholders are calculated by subtracting the capital gains taxes resulting from the sale and adding the tax benefit from capital losses resulting from the sale. For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains (applicable tax rates may vary over the measurement period). Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

Cumulative Total Return Quotation. Quotations of a cumulative total return will be calculated for any specified period by assuming a hypothetical investment in the Fund on the date of the commencement of the period and will assume that all dividends and distributions are reinvested on ex date. However, currently the Trust does not make a dividend reinvestment option available to shareholders of iShares and such calculation is provided for informational purposes only. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at cumulative total return. Total return calculated in this manner will differ from the calculation of average annual total return in that it will not be expressed in terms of an average rate of return.

Quotations of cumulative total return or average annual total return reflect only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Such quotations for the Fund will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance that may be expected in the future.

Whenever the Trust calculates total return using the market values of iShares (the midpoint of the spread between the bid and ask prices as of the close of trading) as reported by the Listing Exchange, it will also calculate a similar total return using the Fund's NAV. The Trust may also provide reported closing price data for iShares and calculations of any applicable premiums or discounts against NAV on its website and in the Fund's Prospectus and annual report.

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Because there are different methods for calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

From time to time, in advertising and marketing literature, the Fund's performance may be compared to the performance of broad groups of open-end and closed-end investment companies with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

In addition, in connection with the communication of its performance to current or prospective shareholders, the Fund also may compare those figures to the performance of certain unmanaged indices which may assume the reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples of such indices include, but are not limited to the following:

[X]  Dow Jones Industrial Average

[X]     Consumer Price Index
[X]     Standard & Poor's 500 Composite Stock Price Index (S&P 500)
[X]     Nasdaq OTC Composite Index
[X]     Nasdaq Industrials Index
[X] International Finance Corporation's (Global) Composite and (Investable) Composite Indices
[X]     Morgan Stanley Capital International Indices
[X]     Nasdaq Composite Index
[X]     Wilshire 5000 Stock Index

Miscellaneous Information

Counsel. Morgan, Lewis & Bockius LLP, Washington, D.C., is counsel to the Trust.

Independent Auditor. ____________ serves as the independent auditor and accountant of the Trust.

Other Information

Item 23  Exhibits

Exhibit Number      Description

(a) Agreement and Declaration of Trust is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000.

(b) Amended and Restated By-Laws is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000.

(c)                 Not applicable

(d.1) Investment Advisory Agreement between the Trust and Barclays Global Fund advisors is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000.

(d.2) Schedule A to the Investment Advisory Agreement between the Trust and Barclays Global Fund Advisors amended as of December __, 2002 for iShares FTSE/Xinhua HK China 25 Index Fund to be filed by amendment.

(d.3) Schedule A to the Investment Advisory Agreement between the Trust and Barclays Global Fund Advisors amended as of December 13, 2002 for iShares CSFB Liquid U.S. Agency Bond Fund and Lehman U.S. Aggregate Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 19 filed March 3, 2003.

(e.1) Distribution Agreement between the Trust and SEI Investments Distribution Company is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000.

(e.2) Exhibit A to the Distribution Agreement between the Trust and SEI Investments Distribution Company amended as of December __, 2002 for iShares FTSE/Xinhua HK China 25 Index Fund to be filed by amendment.

(e.3) Form of Authorized Participant Agreement is incorporated herein by reference to exhibit (e.2) of Post-Effective Amendment No. 2, filed May 12, 2000.

(e.4) Exhibit A to the Distribution Agreement between the Trust and SEI Investments Distribution Company amended as of December 13, 2002 for iShares CSFB Liquid U.S. Agency Bond Fund and Lehman U.S.

                    Aggregate Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 19 filed March 3, 2003.

(f)                 Not applicable

(g.1) Custodian Agreement between the Trust and Investors Bank & Trust is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000.

(g.2) Appendix A to the Custodian Agreement between the Trust and Investors Bank & Trust amended as of December __, 2002 for iShares FTSE/Xinhua HK China 25 Index Fund to be filed by amendment.

(g.3) Securities Lending Agency Agreement between Investors Bank & Trust and the Trust is incorporated herein by reference to exhibit (g.2) Post-Effective Amendment No. 2, filed May 12, 2000.

(g.4) Schedule A to the Securities Lending Agency Agreement as amended December __, 2002 for iShares FTSE/Xinhua HK China 25 Index Fund to be filed by amendment.

(g.5) Delegation Agreement between the Trust and Investors Bank & Trust is incorporated herein by reference to exhibit (g.3) of Post-Effective Amendment No. 2, filed May 12, 2000.

(g.6) Appendix A to the Custodian Agreement between the Trust and Investors Bank & Trust amended as of December 13, 2002 for iShares CSFB Liquid U.S. Agency Bond Fund and Lehman U.S. Aggregate Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 19 filed March 3, 2003.

(g.7) Schedule A to the Securities Lending Agency Agreement as amended December __, 2002 for iShares CSFB Liquid U.S. Agency Bond Fund and Lehman U.S. Aggregate Bond Fund to be filed by amendment.

(h.1) Administration Agreement between the Trust and Investors Bank & Trust is incorporated herein by reference to the Post-Effective Amendment No. 2, filed May 12, 2000.

(h.2) Appendix A to the Administration Agreement between the Trust and Investors Bank & Trust as amended December __, 2002 for iShares FTSE/Xinhua HK China 25 Index Fund to be filed by amendment.

(h.4) Transfer Agency and Service Agreement between the Trust and Investors Bank & Trust is incorporated herein by reference to exhibit (h.2) of Post-Effective Amendment No. 2, filed May 12, 2000.

(h.5) Appendix A to the Transfer Agency and Service Agreement between the Trust and Investors Bank & Trust as amended December __, 2002 for iShares FTSE/Xinhua HK China 25 Index Fund to be filed by amendment.

(h.6)               Sublicense Agreement between Barclays Global Investors, N.A.
                    and the Trust for S&P Funds is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000.

(h.7)               Sublicense Agreement between Barclays Global Investors, N.A.
                    and the Trust for Dow Jones Funds is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000.

(h.8)               Sublicense Agreement between Barclays Global Investors, N.A.
                    and the Trust for Russell Funds is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000.

(h.9) Amended Exhibit A to the Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for S&P Funds for iShares S&P 100 Index Fund and iShares S&P Global 100 Index Fund is incorporated herein by reference to Post-Effective Amendment No. 6, filed October 19, 2000.

(h.10)              Sublicense Agreement between Barclays Global Investors, N.A.
                    and the Trust for iShares MSCI EAFE Index Fund is incorporated herein by reference to Post-Effective Amendment No. 10, filed June 1, 2001.

(h.11)              Sublicense Agreement between Barclays Global Investors, N.A.
                    and the Trust for iShares Nasdaq Biotechnology Index Fund is incorporated herein by reference to Post-Effective Amendment No. 13, filed July 31, 2001.

(h.12)              Sublicense Agreement between Barclays Global Investors, N.A.
                    and the Trust for iShares Goldman Sachs Technology Index Fund, iShares Goldman Sachs Utilities Index Fund, iShares Goldman Sachs Health Care Index Fund, iShares Goldman Sachs Natural Resources Index Fund, iShares Goldman Sachs Cyclical Industries Index Fund, iShares Goldman Sachs Consumer Industries Index Fund, iShares Goldman Sachs Financials Index Fund, iShares Goldman Sachs Hardware Index Fund, iShares Goldman Sachs Multimedia Networking Index Fund, iShares Goldman Sachs Semiconductor Index Fund, and iShares Goldman Sachs Software Index Fund - to be filed by amendment.

(h.13)              Sublicense Agreement between Barclays Global Investors, N.A.
                    and the Trust for iShares Lehman Brothers 1-3 year Treasury Index Fund, iShares Lehman Brothers 7-10 year Treasury Index Fund, iShares Lehman Brothers 20+ year Treasury Index Fund, iShares Lehman Brothers

                    Treasury Index Fund, iShares Lehman Brothers
                    Government/Credit Index Fund, iShares U.S. Credit Index Fund is incorporated herein by reference to Post-Effective Amendment No. 16, filed July 31, 2002.

(h.14)              Sublicense Agreement between Barclays Global Investors, N.A.
                    and the Trust for iShares GS $ InvesTop Corporate Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 16, filed July 31, 2002.

(h.15)              Sublicense Agreement between Barclays Global Investors, N.A.
                    and the Trust for iShares S&P ADR International Index Fund and KLD Nasdaq Social Index Fund to be filed by amendment.

(h.16)              Sublicense Agreement between Barclays Global Investors, N.A.
                    and the Trust for iShares FTSE/Xinhua HK China 25 Index Fund to be filed by amendment.

(h.17) Appendix A to the Administration Agreement between the Trust and Investors Bank & Trust as amended December 13, 2002 for iShares CSFB Liquid U.S. Agency Bond Fund and Lehman U.S. Aggregate Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 19 filed March 3, 2003.

(h.18) Appendix A to the Transfer Agency and Service Agreement between the Trust and Investors Bank & Trust as amended December 13, 2002 for iShares CSFB Liquid U.S. Agency Bond Fund and Lehman U.S. Aggregate Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 19 filed March 3, 2003.

(h.19)              Sublicense Agreement between Barclays Global Investors, N.A.
                    and the Trust for iShares CSFB Liquid U.S. Agency Bond Fund and Lehman U.S. Aggregate Bond Fund to be filed by amendment.

(i) Legal Opinion and Consent of Counsel is incorporated herein by reference to Post-Effective Amendment No. 17, filed November 29, 2002.

(j.1)               Not applicable

(k)                 Not applicable

(l.1) Subscription Agreement between the Trust and SEI Investments Distribution Company is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000.

(l.2) Letter of Representations between the Trust and Depository Trust Company is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000.

(1.3) Amendment of Letter of Representations between the Trust and Depository Trust Company for iShares S&P Global 100 Index Fund and iShares Cohen & Steers Realty Majors Index Fund is incorporated herein by reference to Post-Effective Amendment No. 11, filed July 2, 2001.

(m)                 Not applicable

(n)                 Not applicable

(o)                 Not applicable

(p.1) iShares Trust Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000.

(p.2) Barclays Global Investors, N.A. Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000.

(p.3) Code of SEI Investments Company as of December 2000 is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 3 to the Registration Statement of SEI Insurance Products Trust (SEC No. 333-70013) filed with the SEC via EDGAR Accession No. 0000912057-01-511209 on April 27, 2001.

Item 24  Persons Controlled By or Under Common Control with Registrant

None

Item 25  Indemnification

       The Trust is organized as a Delaware business trust and is operated pursuant to an Agreement and Declaration of Trust, (the "Declaration of Trust"), that permits the Trust to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. The Declaration of Trust provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses incurred or paid in connection with any claim, action, suit, or proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity. This indemnification is subject to the following conditions:

(a) no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders that was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office;

(b) officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

The Declaration of Trust provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

       Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Trust pursuant to foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for Fund expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. (a)  Business and Other Connections of Investment Adviser

       The Trust is advised by Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), 45 Fremont Street, San Francisco, CA 94105. BGFA's business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

       The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business. Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position        Principal Business(es) During the last Two Fiscal Years


Blake Grossman           Chairman of the Board of Directors of BGFA and Chairman
Chairman                 and Director of BGI
                         45 Fremont Street, San Francisco, CA  94105

Frank Ryan              Chief Financial Officer of BGFA and Chief Financial
Officer                 Officer of BGI
                        45 Fremont Street, San Francisco, CA  94105

Andrea M. Zulberti      Director of BGFA and Chief Administrative Officer of BGI
Director                45 Fremont Street, San Francisco, CA  94105


Item 27  Principal Underwriters

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

         Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

         SEI Daily Income Trust                               July 15, 1982
         SEI Liquid Asset Trust                               November 29, 1982
         SEI Tax Exempt Trust                                 December 3, 1982
         SEI Index Funds                                      July 10, 1985
         SEI Institutional Managed Trust                      January 22, 1987
         SEI Institutional International Trust                August 30, 1988
         The Advisors' Inner Circle Fund                      November 14, 1991
         STI Classic Funds                                    May 29, 1992
         The Arbor Fund                                       January 28, 1993
         Bishop Street Funds                                  January 27, 1995
         STI Classic Variable Trust                           August 18, 1995
         SEI Asset Allocation Trust                           April 1, 1996
         SEI Institutional Investments Trust                  June 14, 1996
         HighMark Funds                                       February 15, 1997
         Armada Funds                                         March 8, 1997
         The Expedition Funds                                 June 9, 1997
         Oak Associates Funds                                 February 27, 1998
         The Nevis Fund, Inc.                                 June 29, 1998
         CNI Charter Funds                                    April 1, 1999
         The Armada Advantage Fund                            May 1, 1999
         Amerindo Funds Inc.                                  July 13, 1999
         iShares, Inc.                                        January 28, 2000
         SEI Insurance Products Trust                         March 29, 2000
         iShares Trust                                        April 25, 2000
         Pitcairn Funds                                       August 1, 2000
         First Focus Funds, Inc.                              October 1, 2000
         JohnsonFamily Funds, Inc.                            November 1, 2000
         The MDL Funds                                        January 24, 2001
         Causeway Capital Management Trust                    September 20, 2001

         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

                           Position and Office                                  Positions and Offices
Name                       with Underwriter                                     with Registrant
----                       ----------------                                     ---------------

Alfred P. West, Jr.        Director, Chairman of the Board of Directors                --
Richard B. Lieb            Director, Executive Vice President                          --
Carmen V. Romeo            Director                                                    --
Mark J. Held               President & Chief Operating Officer                         --
Dennis J. McGonigle        Executive Vice President                                    --
Robert M. Silvestri        Chief Financial Officer & Treasurer                         --
Todd Cipperman             Senior Vice President & General Counsel                     --
Carl A. Guarino            Senior Vice President                                       --
Jack May                   Senior Vice President                                       --
Kevin P. Robins            Senior Vice President                                       --
Patrick K. Walsh           Senior Vice President                                       --
Wayne M. Withrow           Senior Vice President                                       --
Robert Aller               Vice President                                              --
John D. Anderson           Vice President & Managing Director                          --
Timothy D. Barto           Vice President & Assistant Secretary                        --
Robert Crudup              Vice President & Managing Director                          --
Richard A. Deak            Vice President & Assistant Secretary                        --
Scott W. Dellorfano        Vice President & Managing Director                          --
Barbara Doyne              Vice President                                              --
Jeff Drennen               Vice President                                              --
Scott C. Fanatico          Vice President & Managing Director                          --
Vic Galef                  Vice President & Managing Director                          --
Steven A. Gardner          Vice President & Managing Director                          --
Lydia A. Gavalis           Vice President & Assistant Secretary                        --
Greg Gettinger             Vice President & Assistant Secretary                        --
Kathy Heilig               Vice President                                              --
Jeff Jacobs                Vice President                                              --
Bridget Jensen             Vice President                                              --
Samuel King                Vice President                                              --
John Kirk                  Vice President & Managing Director                          --
Kim Kirk                   Vice President & Managing Director                          --
John Krzeminski            Vice President & Managing Director                          --
Alan H. Lauder             Vice President
Paul Lonergan              Vice President & Managing Director                          --

Ellen Marquis              Vice President                                              --
Christine M. McCullough    Vice President & Assistant Secretary                        --
Carolyn McLaurin           Vice President & Managing Director                          --
Mark Nagle                 Vice President                                              --
Joanne Nelson              Vice President                                              --
Rob Redican                Vice President                                              --
Maria Rinehart             Vice President                                              --
Steve Smith                Vice President                                              --
Daniel Spaventa            Vice President                                              --
Kathryn L. Stanton         Vice President                                              --
Sherry K. Vetterlein       Vice President & Assistant Secretary                        --
Lori L. White              Vice President & Assistant Secretary                        --
William E. Zitelli, Jr.    Vice President & Assistant Secretary                        --

Item 28  Location of Accounts and Records

(a) The Fund maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, the "Records") at the offices of Investors Bank & Trust, 200 Clarendon Street, Boston, MA 02116.

(b) BGFA maintains all Records relating to its services as advisor at 45 Fremont Street, San Francisco, CA, 94105.

(c) SEI Investments Distribution Company maintains all Records relating to its services as distributor at 1 Freedom Valley Drive, Oaks, PA 19456.

(d) IBT maintains all Records relating to its services as transfer agent, fund accountant and custodian at 200 Clarendon Street, Boston, MA 02116.

Item 29  Management Services.

Not applicable.

Item 30  Undertaking

Not applicable.

Pursuant to the requirements of the Securities Act of 1933 and the Investment company Act, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Francisco and the State of California on the 12th day of March, 2003.

                                            By:   /s/ Garrett F. Bouton
                                                  ------------------------------
                                                  Garrett F. Bouton
                                                  President and Chairman

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

                                            By:   ______________________________
                                                  Garrett F. Bouton
                                                  Trustee and President
                                                  Date: March 12, 2003

                                                  ______________________________
                                                  John B. Carroll*
                                                  Trustee
                                                  Date: March 12, 2003

                                                  ______________________________
                                                  Richard K. Lyons*
                                                  Trustee
                                                  Date: March 12, 2003

                                                  ______________________________
                                                  Nathan Most*
                                                  Trustee
                                                  Date: March 12, 2003

                                                  ______________________________
                                                  George G. C. Parker*
                                                  Trustee
                                                  Date: March 12, 2003

                                                  ______________________________
                                                  W. Allen Reed*
                                                  Trustee
                                                  Date: March 12, 2003

                                                  ______________________________
                                                  Michael Latham
                                                  Treasurer
                                                  Date: March 12, 2003

                                    *By:          /s/ Garrett F. Bouton
                                                  ------------------------------
                                                  Garrett F. Bouton
                                                  Attorney in fact
                                                  Date: March 12, 2003

Power of Attorney dated March 25, 2002 is incorporated herein by reference to Post-Effective Amendment No. 15, filed March 29, 2002.

Exhibit Number          Description


(a) Agreement and Declaration of Trust is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000.

(b) Amended and Restated By-Laws is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000.

(c)                     Not applicable

(d.1) Investment Advisory Agreement between the Trust and Barclays Global Fund advisors is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000.

(d.2) Schedule A to the Investment Advisory Agreement between the Trust and Barclays Global Fund Advisors amended as of December __, 2002 for iShares FTSE/Xinhua HK China 25 Index Fund to be filed by amendment.

(d.3) Schedule A to the Investment Advisory Agreement between the Trust and Barclays Global Fund Advisors amended as of December 13, 2002 for iShares CSFB Liquid U.S. Agency Bond Fund and Lehman U.S. Aggregate Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 19 filed March 3, 2003.

(e.1) Distribution Agreement between the Trust and SEI Investments Distribution Company is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000.

(e.2) Exhibit A to the Distribution Agreement between the Trust and SEI Investments Distribution Company amended as of December __, 2002 for iShares FTSE/Xinhua HK China 25 Index Fund to be filed by amendment.

(e.3) Form of Authorized Participant Agreement is incorporated herein by reference to exhibit (e.2) of Post-Effective Amendment No. 2, filed May 12, 2000.

(e.4) Exhibit A to the Distribution Agreement between the Trust and SEI Investments Distribution Company amended as of December 13, 2002 for iShares CSFB Liquid U.S. Agency Bond Fund and Lehman U.S. Aggregate Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 19 filed March 3, 2003.

(f)                     Not applicable

(g.1) Custodian Agreement between the Trust and Investors Bank & Trust is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000.

(g.2) Appendix A to the Custodian Agreement between the Trust and Investors Bank & Trust amended as of December __, 2002 for iShares FTSE/Xinhua HK China 25 Index Fund to be filed by amendment.

(g.3) Securities Lending Agency Agreement between Investors Bank & Trust and the Trust is incorporated herein by reference to exhibit (g.2) Post-Effective Amendment No. 2, filed May 12, 2000.

(g.4) Schedule A to the Securities Lending Agency Agreement as amended December __, 2002 for iShares FTSE/Xinhua HK China 25 Index Fund to be filed by amendment.

(g.5) Delegation Agreement between the Trust and Investors Bank & Trust is incorporated herein by reference to exhibit (g.3) of Post-Effective Amendment No. 2, filed May 12, 2000.

(g.6) Appendix A to the Custodian Agreement between the Trust and Investors Bank & Trust amended as of December 13, 2002 for iShares CSFB Liquid U.S. Agency Bond Fund and Lehman U.S. Aggregate Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 19 filed March 3, 2003.

(g.7) Schedule A to the Securities Lending Agency Agreement as amended December __, 2002 for iShares CSFB Liquid U.S. Agency Bond Fund and Lehman U.S. Aggregate Bond Fund to be filed by amendment.

(h.1) Administration Agreement between the Trust and Investors Bank & Trust is incorporated herein by reference to the Post-Effective Amendment No. 2, filed May 12, 2000.

(h.2) Appendix A to the Administration Agreement between the Trust and Investors Bank & Trust as amended December __, 2002 for iShares FTSE/Xinhua HK China 25 Index Fund to be filed by amendment.

(h.4) Transfer Agency and Service Agreement between the Trust and Investors Bank & Trust is incorporated herein by reference to exhibit (h.2) of Post-Effective Amendment No. 2, filed May 12, 2000.

(h.5) Appendix A to the Transfer Agency and Service Agreement between the Trust and Investors Bank & Trust as amended December __, 2002 for iShares FTSE/Xinhua HK China 25 Index Fund to be filed by amendment.

(h.6) Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for S&P Funds is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000.

(h.7) Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for Dow Jones Funds is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000.

(h.8) Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for Russell Funds is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000.

(h.9) Amended Exhibit A to the Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for S&P Funds for iShares S&P 100 Index Fund and iShares S&P Global 100 Index Fund is incorporated herein by reference to Post-Effective Amendment No. 6, filed October 19, 2000.

(h.10) Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares MSCI EAFE Index Fund is incorporated herein by reference to Post-Effective Amendment No. 10, filed June 1, 2001.

(h.11) Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares Nasdaq Biotechnology Index Fund is incorporated herein by reference to Post-Effective Amendment No. 13, filed July 31, 2001.

(h.12) Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares Goldman Sachs Technology Index Fund, iShares Goldman Sachs Utilities Index Fund, iShares Goldman Sachs Health Care Index Fund, iShares Goldman Sachs Natural Resources Index Fund, iShares Goldman Sachs Cyclical Industries Index Fund, iShares Goldman Sachs Consumer Industries Index Fund, iShares Goldman Sachs Financials Index Fund, iShares Goldman Sachs Hardware Index Fund, iShares Goldman Sachs Multimedia Networking Index Fund, iShares Goldman Sachs Semiconductor Index Fund, and iShares Goldman Sachs Software Index Fund - to be filed by amendment.

(h.13) Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares Lehman Brothers 1-3 year Treasury Index Fund, iShares Lehman Brothers 7-10 year Treasury Index Fund, iShares Lehman Brothers 20+ year Treasury Index Fund, iShares Lehman Brothers Treasury Index Fund, iShares Lehman Brothers Government/Credit Index Fund, iShares U.S. Credit Index Fund is incorporated herein by reference to Post-Effective Amendment No. 16, filed July 31, 2002.

(h.14) Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares GS $ InvesTop Corporate Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 16, filed July 31, 2002.

(h.15) Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares S&P ADR International Index Fund and KLD Nasdaq Social Index Fund to be filed by amendment.

(h.16) Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares FTSE/Xinhua HK China 25 Index Fund to be filed by amendment.

(h.17) Appendix A to the Administration Agreement between the Trust and Investors Bank & Trust as amended December 13, 2002 for iShares CSFB Liquid U.S. Agency Bond Fund and Lehman U.S. Aggregate Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 19 filed March 3, 2003.

(h.18) Appendix A to the Transfer Agency and Service Agreement between the Trust and Investors Bank & Trust as amended December 13, 2002 for iShares CSFB Liquid U.S. Agency Bond Fund and Lehman U.S. Aggregate Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 19 filed March 3, 2003.

(h.19) Sublicense Agreement between Barclays Global Investors, N.A. and the Trust for iShares CSFB Liquid U.S. Agency Bond Fund and Lehman U.S. Aggregate Bond Fund to be filed by amendment.

(i) Legal Opinion and Consent of Counsel is incorporated herein by reference to Post-Effective Amendment No. 17, filed November 29, 2002.

(j.1)                   Not applicable

(k)                     Not applicable

(l.1) Subscription Agreement between the Trust and SEI Investments Distribution Company is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000.

(l.2) Letter of Representations between the Trust and Depository Trust Company is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000.

(1.3) Amendment of Letter of Representations between the Trust and Depository Trust Company for iShares S&P Global 100 Index Fund and iShares Cohen & Steers Realty Majors Index Fund is incorporated herein by reference to Post-Effective Amendment No. 11, filed July 2, 2001.

(m)                     Not applicable

(n)                     Not applicable

(o)                     Not applicable

(p.1) iShares Trust Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000.

(p.2) Barclays Global Investors, N.A. Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000.

(p.3) Code of SEI Investments Company as of December 2000 is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 3 to the Registration Statement of SEI Insurance Products Trust (SEC No. 333-70013) filed with the SEC via EDGAR Accession No. 0000912057-01-511209 on April 27, 2001.

                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Avenue, NW
                             Washington, D.C. 20004
                               phone: 202-739-3000
                                fax: 202-739-3001

March 12, 2003

VIA EDGAR

Division of Investment Management
Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

RE:  iShares Trust (the "Trust")
     File Nos.  333-92935, 811-09729


Ladies and Gentlemen:

Pursuant to Rule 485(a) under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, attached for filing is Post-Effective Amendment No. 20 to the Trust's Registration Statement on Form N-1A.

This filing is made for the purpose of introducing to the Trust a new series, the iShares Lehman U.S. Aggregate Bond Fund (the "Fund"). Please note that the Fund's Prospectus and Statement of Additional Information, once effective, will be folded into an existing Prospectus and Statement of Additional Information describing each of the Trust's other series.

If you have any questions or comments, please do not hesitate to contact the undersigned at (202) 739-5654.

Yours truly,

/s/ W. John McGuire

W. John McGuire

cc:  Richard Morris